SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2008

Rock Energy Resources, Inc.

(Exact name of registrant as specified in Charter)

Washington	0-23022	11-2740461
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

10375 Richmond, Suite 2100, Houston, TX 77042

(Address of Principal Executive Offices)

(713) 954-3600

(Issuer Telephone Number)

(Former Name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April April 18, 2008, Paul E. Fredericks and Daniel MKinney resigned as directors of the Registrant.

Mr . Fredericks served on the Registrant’s Compensation and Nominating Committees. Mr. McKinney served on the Registrant’s Audit Committee. There were no disagreements between the Registrant and either individual.

Effective April 16, 2008. J.D. McGraw and  Tim R. Lindsey were elected as Directors.

J.D. Mcgraw, age 49, has been the President and Vice Chairman of Nova Biosource Fuels, Inc. (an American Stock Exchange Section 12 b reporting company) since April 2006 and was a founder and Chief Operating Officer of Biosource America in December 2005. He has provided consulting services to over 150 companies including AdTec, American Rice, Blockbuster Video, Chuck E. Cheese, Dryper, International Recovery, Republic Industries and Swift Energy. From 2000 until 2002, Mr. McGraw worked as a Financial Management Consultant for Allan F. Dow & Associates, Inc. From 2002 until 2003, he served as the Executive Vice President of EnerTeck Corporation, a company engaged in the manufacture, sale, and marketing of fuel borne catalytic engine treatment products for diesel engines. Mr. McGraw has served as the President of Jonah Capital Partners, a financial advisory firm, since 2004. Tim R. Lindsey has over thirty years of technical and executive leadership expertise in global oil and gas exploration, production, technology, and business development.  He is currently a Director and interim President/Chief Executive Officer of Daybreak Oil and Gas Corporation, a U.S.-based early-stage exploration and production company.  Mr. .Lindsey also serves as a Director for Challenger Energy Corporation, a Calgary-based oil and gas company. Since March, 2005, Mr. Lindsey has been a Principal of Lindsey Energy and Natural Resources, a private consulting firm specializing in energy and mining industry issues. From September 2003 to March 2005, Mr. Lindsey was Vice-President and Senior Vice-President of Exploration for The Houston Exploration Company.  Previously, Mr. Lindsey was employed for 27 years with Marathon Oil Corporation in a number of positions including senior management roles in both domestic and international exploration and business development.  Mr. Lindsey obtained his Bachelor of Science Degree in Geology from Eastern Washington University in 1973; completed graduate studies in Economic Geology at the University of Montana in 1975; and, attended the Advanced Executive Program at the Kellogg School of Business, Northwestern University in 1990.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rock Energy Resources, Inc.
(Registrant)

By:	/s/ Rocky V. Emery
Rocky V. Emery
Chief Executive Officer

Date: April 23, 2008